Marketable securities	6 Months Ended
Jun. 30, 2018
Investments Debt And Equity Securities [Abstract]
Marketable securities

4. Marketable securities

As of June 30, 2018, the Company has the following investments in marketable debt securities classified as available-for-sale (in thousands):

	Maturity	Amortized cost	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Foreign Currency Translation Gains	Aggregate Estimated Fair Value
Available-for-sale securities
U.S. Treasury securities	3 - 8 months	$65,060	$—	$(9)	$4,734	$69,785

As of June 30, 2018, the aggregate fair value of 13 securities held by the Company in an unrealized loss position was $69.8 million and the aggregate unrealized holding losses was $9,000. The Company recognized in the other comprehensive income a $4.7 million gain related to translation of balances from the pound sterling, the Company’s functional currency into the U.S. dollar, the Company’s reporting currency. No securities have been in an unrealized loss position for more than one year. As of June 30, 2018, these securities are not considered to be other than temporarily impaired because the impairments are not severe, have been for a short duration, and are due to normal market and interest rate fluctuations. Furthermore, the Company does not intend to sell the investment securities in an unrealized loss position and it is unlikely that the Company will be required to sell these securities before the recovery of the amortized cost. The Company did not have any investments in marketable securities at of December 31, 2017.